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                                                                    EXHIBIT 10.3

                        AMENDMENT NO. 1 AND WAIVER TO THE
                             STOCKHOLDERS' AGREEMENT


         AMENDMENT NO. 1 dated as of December 18, 1998 (this "Amendment") to the Stockholders' Agreement dated as of February 25, 1998 (the "Stock-holders' Agreement") by and among Universal Hospital Services, Inc., a Minnesota corporation (the "Company"), those persons listed as the Management Holders on the signature pages therein (the "Management Holders") and those persons listed as the JWC Holders on the signature pages therein (the "JWC Holders"). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Stock-holders' Agreement.

         On the date of this Amendment, the Company is entering into a Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") with ReliaStar Financial Corp., a Minnesota corporation (the "Investor").

         Investor desires, and the Company, the Management Holders and the JWC Holders agree, that certain provisions of the Stockholders' Agreement be waived or amended in certain respects in connection with, and in consideration for the Investor's execution and delivery of, the Purchase Agreement.

         Pursuant to Section 4.2 of the Stockholders' Agreement, any amendment to the Stockholders' Agreement must be in writing (other than certain amendments to the Schedule of Stockholders) and shall require the written consent of (a) the Company, (b) either the JWC Representative or the holders of a majority of Common Stock Equivalents at the time held by the JWC Holders and (c) if adverse to the interests of a particular Stockholder or Stockholder Group, that Stockholder or the holders of a majority of the Common Stock Equivalents at the time held by that Stockholder Group, as the case may be.

         The Management Holders executing and delivering this Amendment hold more than a majority of the Common Stock Equivalents held by all the Management Holders as of the date of this Amendment. The JWC Holder executing and delivering this Amendment holds more than a majority of the Common Stock Equivalents held by all the JWC Holders as of the date of this Amendment.

         In consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Any requirement that the Investor (or its transferees, if any) shall sign a counterpart signature page and thereby become a party to the Stockholders' Agreement pursuant to Section 4.12 of the Stockholders' Agreement as a result of the transactions contemplated by the Purchase Agreement is waived.

         2. Section 3.2 of the Stockholders' Agreement is hereby amended by replacing the language found in the second line of clause (ii) beginning with the comma located after the word "Securities" with the following language:
"sought to be included in such


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registration by each Holder pro rata with the Common Stock Equivalents sought to be included in such registration by ReliaStar Financial Corp. (or its transferees, if any) so that each Holder and ReliaStar Financial Corp. (or its transferees, if any) shall be on a parity basis with respect to each other as to the number of shares included in or underlying the Common Stock Equivalents which are included in such registration by each of them as a percentage of those sought to be included.

         3. This Amendment shall be effective as of the date hereof, and except as set forth herein, the Stockholders' Agreement remains in full force and effect and is otherwise unaffected and unaltered by this Amendment.

         4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. A facsimile or photocopy of an executed counterpart of this Amendment shall be sufficient to bind the party or parties whose signature(s) appear thereon.



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                        UNIVERSAL HOSPITAL SERVICES, INC.

                        Amendment No. 1 and Waiver to the
                             Stockholders' Agreement


                           Counterpart Signature Page

         This Amendment is executed under SEAL as of this 18th day of December, 1998.

                                              THE COMPANY:

                                              UNIVERSAL HOSPITAL SERVICES, INC.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                              THE JWC HOLDERS:

                                              J.W. CHILDS EQUITY PARTNERS, L.P.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                              THE MANAGEMENT HOLDERS:



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